UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 North Broadway Greensburg, Indiana 47240
(Address of principal executive offices)

(812) 663-0157

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On January 8, 2007, MainSource Financial Group, Inc. issued a press release announcing that Ronald Scott, the Chairman and Chief Executive Officer of MainSource Bank — Ohio, will retire effective January 12, 2007, and that David Dippold had been appointed the President and Chief Executive Officer of MainSource Bank — Ohio effective as of January 15, 2007.  The press release is attached as an exhibit to this Report and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Report.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
99.1	MainSource Financial Group, Inc.’s press release dated January 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: January 8, 2007	MAINSOURCE FINANCIAL GROUP, INC.

/s/ James L. Saner, Sr.
James L. Saner, Sr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	MainSource Financial Group, Inc.’s press release dated January 8, 2007.